ETF5 P1 05/23

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED MAY 18, 2023

TO THE PROSPECTUS DATED AUGUST 1, 2022

OF

Franklin FTSE Europe Hedged ETF (the “Fund”)

(a series of Franklin Templeton ETF Trust (the “Trust”))

This supplement is intended to provide advance notice to shareholders regarding changes to the Fund’s (i) name and ticker symbol, (ii) underlying index, including the designation of the primary benchmark index, (iii) investment goal, strategies and policies, and (iv) other related changes. These changes will go into effect on or about August 1, 2023.

I. The following is added as the first paragraph under “Fund Summaries – Franklin FTSE Europe Hedged ETF” and “Fund Details – Franklin FTSE Europe Hedged ETF” in the Prospectus:

On May 11, 2023, the Board of Trustees of the Trust approved changes to the Fund’s (i) name and ticker symbol, (ii) underlying index, including the designation of the primary benchmark index, (iii) investment goal, strategies and policies, and (iv) other related changes. Effective on or about August 1, 2023, the Fund will be renamed the Franklin FTSE Eurozone ETF (Ticker: FLEU). The Fund’s investment goal will change to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Eurozone Index (the “Underlying Index”). Under normal market conditions, the Fund will invest at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index will also serve as the Fund’s primary benchmark.

The Underlying Index is a free float-adjusted market capitalization weighted index maintained and calculated by FTSE Russell (Index Provider). The Underlying Index is designed to measure the performance of large- and mid-capitalization stocks from developed Eurozone countries. The Eurozone is a geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency. The Underlying Index currently consists of securities from the following ten developed market countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. FTSE Russell conducts a semi-annual review of the Underlying Index.

The Fund may make a special distribution of capital gains in connection with the investment strategy change so that new investors in the Fund would not be subject to the undistributed capital gains attributable to the old currency hedged investment strategy.

II.  Non-Fundamental Names Rule Investment Policies

The Fund will change its non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”) to invest, under normal market conditions, at least 80% of its assets in equity securities or investments, such as depositary receipts, that are economically tied to the particular country or geographic region suggested by the Fund’s name. For purposes of this Names Rule policy, the Fund considers the securities or investments that are economically tied to the particular country or geographic region suggested by the Fund’s name to be those securities or investments that comprise the Underlying Index. For purposes of such investment policy, “assets” include the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Names Rule policy is non-fundamental, which means that it may be changed by the Board of Trustees without the approval of shareholders, but shareholders will be given at least 60 days’ advance notice of any change to the Fund’s Names Rule policy.

III.  Russian Holding

As of the date of this supplement, the Fund held securities of one Russian issuer that were fair valued at zero. While Russian securities were removed from the Fund’s current underlying index and Russian securities are not included in the Fund’s new Underlying Index, the Fund has not been able to dispose of such securities due to ongoing issues related to Russia’s invasion of Ukraine. The Fund will continue to monitor Russian-related developments and will seek to dispose of such securities as soon as it is practicable.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please keep this supplement with your Prospectus for future reference.